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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 16, 2001
                Date of Report (Date of earliest event reported)




                             U.S. Technologies Inc.
               (Exact name of Registrant as Specified in Charter)

            Delaware                    0-15960                  73-1284747
        (State or Other               (Commission               (IRS Employer
 Jurisdiction of Incorporation)       File Number)           Identification No.)


           1130 Connecticut Ave., NW, Suite 700, Washington, DC 20036 (Address of principal executive offices including zip code)

                                 (202) 466-3100
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4. Changes in Registrant's Certifying Accountant

         a. Previous Independent Certified Public Accountants

         The disclosure pursuant to Item 4, paragraph (a) of this Form 8-K is amended by adding the following information.

         On September 6, 2001, BDO Seidman provided the Registrant a letter, addressed to the Commission, stating that it agreed with the Registrant's statements in this Form 8-K, and providing certain information required by the Commission's Regulation S-K, Item 304(a)(1)(v). The Registrant confirms that BDO Seidman advised it of the Item 304(a)(1)(v) information as so described in their letter. A copy of the BDO Seidman letter is attached to this Form 8-K/A as
Exhibit 16.1.


Exhibit Index

16.1     Letter re Change in Certifying Accountant


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. TECHNOLOGIES INC.



                                    By:           /s/ Gregory Earls
                                        ----------------------------------------
                                        Gregory Earls
                                        Chairman and Chief Executive Officer



Dated: September 6, 2001
       Washington, DC


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